MULTI-STRATEGY HEDGE ADVANTAGE

Supplement dated September 29, 2006 to the
Prospectus dated August 10, 2006

Effective October 2, 2006, the Prospectus is amended as set forth below.

On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management business combined with that of BlackRock to create a new independent company that is one of the world’s largest asset management firms with over $1 trillion in assets under management. As a result of the consummation of this transaction, Multi-Strategy Hedge Advantage has changed its name to BlackRock Multi-Strategy Hedge Advantage (the “Fund”). Additionally, effective September 29, 2006, BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809, will act as the investment adviser to the Fund and BlackRock Investment Management, LLC, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, will act as investment sub-adviser to the Fund. BlackRock Distributors, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, has been appointed as an additional underwriter for the Fund.

As a result of these changes, the Fund is supplementing its prospectus to reflect modifications made following the transaction.

All references to “Merrill Lynch Alternative Investments LLC” are changed to “BlackRock Advisors, LLC.”

All references to “www.mutualfunds.ml.com” are changed to “www.blackrock.com.”

The subsection entitled “The Adviser” in the section entitled “Offering Summary” is deleted in its entirety and replaced with the following:

BlackRock Advisors, LLC is the Fund’s Adviser and manages the Fund’s investments subject to the oversight of the Board of Trustees. The Adviser is a wholly owned subsidiary of BlackRock, Inc. On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management business combined with that of BlackRock to create a new independent company that is one of the world’s largest asset management firms with over $1 trillion in assets under management. The combined company offers a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. The new company has over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe.

The Adviser has the responsibility for making all investment decisions for the Fund. The Adviser has retained BlackRock Investment Management, LLC (“BIM”), an affiliate, to act as investment sub-adviser to the Fund. BIM is a registered investment adviser and commodity pool operator organized in 1999. The Adviser pays BIM 74% of its advisory fee as compensation for the services provided by BIM. The sub-adviser is responsible for the day-to-day management of the Fund. References in this prospectus to the Adviser also include the sub-adviser.

The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (the “CEA”), and, thus, is not subject to registration or regulation as a commodity pool operator under the CEA.

The subsection entitled “Conflicts of Interest” in the section entitled “Offering Summary” is deleted in its entirety and replaced with the following:

The investment activities of the Adviser and its affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its Shareholders. The Adviser may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Adviser and its affiliates (including, for these purposes, the Adviser, BIM, Merrill Lynch & Co., Inc., BlackRock, Inc., PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) are involved with a broad spectrum of financial services and asset management activities, and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in an Affiliate having positions that are adverse to those of the Fund. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities.

The Adviser has a conflict of interest in selecting Portfolio Funds because certain investors in such Portfolio Funds are other investment funds managed by the Adviser or affiliates of the Adviser. The Adviser, for example, may determine that an investment opportunity is appropriate for a particular fund or account that it manages, or for itself, but not for the Fund. In addition, the Adviser, its affiliates or accounts other than the Fund managed by the Adviser or its affiliates may invest in Portfolio Funds on terms more favorable than those available to the Fund and as investors in such Portfolio Funds may act in ways adverse to the interests of the Fund.

The Adviser and its affiliates manage a number of different multi-adviser accounts. Often a Portfolio Fund may only permit one entity managed by the same general partner to invest. Consequently, the Adviser is required in its Portfolio Fund selections to allocate availability among the Fund and such other accounts, and has a conflict of interest in doing so.

The disclosure below the heading “The Fund” is deleted in its entirety and replaced with the following:

The Fund, which is registered under the 1940 Act as a closed-end, non-diversified, management investment company, was organized as a statutory trust under the laws of the State of Delaware on April 22, 2005 and has only a limited operating history. The Fund’s principal office is located at 40 E. 52nd Street, New York, New York 10022 and its telephone number is 1-800-441-7762. Investment advisory services will be provided to the Fund by the Adviser, a limited liability company organized under the laws of the State of Delaware. BIM, an affiliate of the Adviser and the sub-adviser to the Fund, is responsible for the day-to-day management of the Fund. Responsibility for monitoring and overseeing the Fund’s management and operation is vested in the individuals who serve on the Board of Trustees. See “Management of the Fund — Board of Trustees.”

The disclosure below the section heading “The Adviser” and prior to the sub-heading “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

BlackRock Advisors, LLC is the Fund’s Adviser and manages the Fund’s investments subject to the oversight of the Board of Trustees. The Adviser is a wholly owned subsidiary of BlackRock, Inc. On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management business combined with that of BlackRock to create a new independent company that is one of the world’s largest asset management firms with over $1 trillion in assets under management. The combined company offers a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. The new company has over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe.

The Adviser receives a fee from the Fund at an annual rate equal to 1.50% of the average daily value of the Fund’s net assets. “Net assets” means the total assets of the Fund minus the sum of the accrued liabilities. Prior to September 29, 2006, Merrill Lynch Alternative Investments LLC, an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc., acted as the Fund’s investment adviser and was compensated according to the same advisory fee rates.

The Adviser has the responsibility for making all investment decisions for the Fund. The Adviser has entered into a sub-advisory agreement with BIM, an affiliate, to act as investment sub-adviser to the Fund. The Adviser pays BIM 74% of its advisory fee as compensation for the services provided by BIM. The sub-adviser is responsible for the day-to-day management of the Fund.

The Adviser was organized in 1994 to perform advisory services for investment companies. BIM is a registered investment adviser and commodity pool operator organized in 1999. The Adviser and its affiliates had approximately $1.04 trillion in investment company and other portfolio assets under management as of June 30, 2006.

From time to time, a manager, analyst, or other employee of the Adviser or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Adviser or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Information Regarding the Portfolio Managers

The BlackRock Fund of Funds Team is responsible for managing the Fund’s investments. Howard P. Berkowitz, Anson H. Beard, Christine Jurinich and Edward Rzeszowski are the portfolio managers responsible for investing the Fund’s assets. The Fund’s portfolio managers will consider analyses from various sources, make the necessary investment decisions, and place orders for transactions accordingly. Mr. Berkowitz is the head of the team and is responsible for overseeing the management of the Fund’s investments. Mr. Beard is responsible for evaluating potential long/short equity Portfolio Fund Managers and monitoring existing Portfolio Fund Managers, Ms. Jurinich is responsible for evaluating potential Portfolio Fund Managers and monitoring existing Portfolio Fund Managers, and Mr. Rzeszowski is responsible for evaluating potential Portfolio Fund Managers and monitoring existing Portfolio Fund Managers with a focus on managed futures, macro funds and statistical arbitrage.

Mr. Berkowitz is a Managing Director of BlackRock, Inc. (“BlackRock”) and a member of BlackRock’s Management Committee. Mr. Berkowitz has more than 35 years of experience running private investment funds and funds of hedge funds. He joined BlackRock in April 2003 and has been the Fund’s portfolio manager since 2006. Prior to joining BlackRock, Mr. Berkowitz was the founder and managing partner of HPB Associates which he initially formed in 1979 as a traditional equity hedge fund. In 1967, Mr. Berkowitz co-founded and managed Steinhardt, Fine, Berkowitz & Co., one of the earliest and most highly successful entrants into the hedge fund industry.

Mr. Beard is a Managing Director of BlackRock and has been a member of the Fund’s portfolio management team since 2006. Prior to joining BlackRock in 2004, Mr. Beard was the Founder, Managing Partner, and portfolio manager of Archimedes Capital Partners, LLC, a long/short equity hedge fund. From 1996 to 2000, Mr. Beard was an associate at Tiger Management LLC, focusing on basic industrial equities and commodities.

Ms. Jurinich is a Managing Director of BlackRock and has been a member of the Fund’s portfolio management team since 2006. Ms. Jurinich has been a portfolio manager with BlackRock since 2003. Before taking on her current responsibilities in 2003, Ms. Jurinich was a member of the Account Management Group where she was responsible for developing and maintaining relationships with non-U.S. clients and for developing alternative investment products. Prior to joining BlackRock in 2002, Ms. Jurinich was responsible for investor relations and hedge fund research at Victus Capital LLC. From 2000 to 2001, she was responsible for manager research and recommendations relating to relative value managers at Alpha Investment Management LLC. She spent the prior year with Arista Group, where her duties included all aspects of due diligence and performance reporting. Ms. Jurinich began her career in 1993 with Allied Capital Asset Management.

Mr. Rzeszowski joined BlackRock in 2006 as a member of the Fund of Fund’s team and became part of the Fund’s portfolio management team at that time. Prior to joining BlackRock, Mr. Rzeszowski was a Director with the fund of funds team of MLIM LP. In this role, he was responsible for the selection and analysis of hedge funds with a focus on managed futures, macro funds and statistical arbitrage, and served as senior hedge fund analyst and portfolio manager for the Global Horizons I, L.P. and ML Global Horizons Ltd. Previously, Mr. Rzeszowski was a Senior Quantitative Analyst for the MLIM LP fund of funds team, responsible for risk management of the managed futures product line. He has held various positions in MLIM LP’s finance department. His additional previous work experience includes OMR Systems Corporation (a financial investments service company), where he was responsible for the consolidation of managed futures risks.

The disclosure below the heading “Investment Advisory Agreement” is supplemented with the following:

Effective September 29, 2006, the Fund entered into a management agreement with BlackRock Advisors, LLC. Prior to September 29, 2006, Merrill Lynch Alternative Investments LLC, an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc., acted as the Fund’s adviser and was compensated according to the same advisory fee rates as is currently in effect for the Adviser. The Adviser is paid an advisory fee at an annual rate equal to 1.50% of the average daily value of the Fund’s net assets. “Net assets” means the total assets of the Fund minus the sum of the accrued liabilities.

The Adviser has entered into a sub-advisory agreement with BIM, an affiliate, pursuant to which the Adviser pays BIM 74% of its advisory fee as compensation for the services provided by BIM. BIM is responsible for the day-to-day management of the Fund.

The disclosure below the sub-heading “The Adviser” in the section entitled “Conflicts of Interest” is deleted in its entirety and replaced with the following:

The investment activities of the Adviser and its affiliates in the management of, or their interest in, their own accounts and other accounts they manage may present conflicts of interest that could disadvantage the Fund and its Shareholders. The Adviser provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Adviser and its affiliates (including, for these purposes, the Adviser, BIM, Merrill Lynch & Co., Inc., BlackRock, Inc., PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)), are involved with a broad spectrum of financial services and asset management activities, and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in an Affiliate having positions that are adverse to those of the Fund. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. Affiliates of the Adviser may loan money to the Fund, to the extent permitted by applicable law. Conflicts of interest among the Fund and these Affiliated entities that include, but are not limited to, those described herein may exist.

The Adviser has a conflict of interest in selecting Portfolio Funds because certain investors in such Portfolio Funds are other investment funds managed by the Adviser or its Affiliates. Consequently, the Adviser will have a conflict of interest in deciding whether to invest with more speculative Portfolio Funds, thereby potentially increasing the returns of the Fund and other investment funds managed by the Adviser and the best interests of the other Shareholders of the Fund. The Adviser, its affiliates and their employees manage other investment funds that may pursue investment objectives similar to those of the Fund. The Adviser and its affiliates may also manage discretionary accounts, in which the Fund will have no interest, some of which may have investment objectives similar to the Fund.

The persons managing the activities of the Fund are employed by the Adviser and may engage in other activities on behalf of the Adviser, including managing other funds and accounts, and will not devote all of their time to the management of the Fund. The Adviser is not required to devote any specified portion of its time to the Fund’s affairs.

The Adviser may determine that an investment opportunity in a particular investment fund is appropriate for a particular fund or account that it manages, or for itself, but not for the Fund. Situations may arise in which private investment funds managed by the Adviser or its affiliates have made investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. To the extent that entities affiliated with the Adviser invest in private investment funds and the Portfolio Funds, the ability of the Fund to invest in the same funds or with the same Portfolio Fund Managers may be adversely affected by any limitation on the availability of the investment. In addition, the Adviser may be required to choose between the Fund and other advisory clients in allocating investments in such private investment funds and managed accounts. The Adviser, its Affiliates or accounts other than the Fund managed by the Adviser or its Affiliates may invest in Portfolio Funds on terms more favorable than those available to the Fund and as investors in such Portfolio Funds may act in ways adverse to the interest of the Fund.

The Adviser and its Affiliates manage a number of different multi-adviser accounts. Often a Portfolio Fund may only permit one entity managed by the same adviser to invest. Consequently, the Adviser is required in its Portfolio Fund selections to allocate availability among the Fund and such other accounts, and has a conflict of interest in doing so.

Affiliates of the Adviser, including Merrill Lynch & Co. Inc. and its brokerage subsidiaries, may invest in and have other relationships with the Portfolio Funds in which the Fund will invest that may give rise to potential conflicts. Affiliates of the Adviser may, for example, enter into transactions, as principal, with any of the Portfolio Funds, including derivative transactions, or perform routine broker-dealer transactions. Other relationships may include, but are not limited to, lending transactions in which the affiliate provides financing, serving as placement agent or prime broker and the provision of general financial advisory services to a Portfolio Fund. Accordingly, the Adviser may face a conflict of interest in evaluating Portfolio Fund Managers and Portfolio Funds. In addition, situations may arise in which an affiliate believes that, to protect its own commercial interests, it may be necessary to take action with respect to a Portfolio Fund that may be detrimental to such Portfolio Fund, and therefore detrimental to shareholders of such Portfolio Fund, and consequently, indirectly detrimental to Shareholders of the Fund. Affiliates may keep any profits, commissions and fees accruing to it in connection with its activities for itself and other clients, including such Portfolio Funds and their Portfolio Fund Managers, and the fees payable from the Fund to the Adviser will not be reduced thereby.

Due to the relationship described above, Affiliates of the Adviser may have access to information regarding the Portfolio Funds in which the Fund invests. Shareholders should be aware, however, that the Adviser will generally be unable to access such information due to confidentiality, “Ethical Wall” or other legal considerations. As a result, the Adviser may sometimes make investment decisions different than those it would make if it had such access, and such decisions may result in a material loss to the Fund. The Affiliates are not required to, and are generally prohibited from, affording the Adviser access to all relevant information they may possess.

The Adviser may from time to time come into possession of confidential information relating to an underlying Portfolio Fund which the Adviser will not use for the benefit of the Fund, due to confidentiality concerns or legal considerations. In addition, the Adviser may also develop analyses or opinions of one or more Portfolio Funds, and buy or sell interests in one or more Portfolio Funds, on behalf of other “funds of funds” operated by the Adviser but not on behalf of the Fund. The Adviser regards its analyses as proprietary and confidential, and will not disclose its opinions or purchase and sale activities regarding any Portfolio Fund except to the extent disclosed to investors in the periodic reports distributed by the Adviser.

The Adviser and its Affiliates are authorized to execute agency and other cross transactions between the Fund and other clients and may receive commissions from both parties to such transactions. The Fund may at any time, upon written notice to the Adviser, revoke its consent to such transactions. Agency cross and similar transactions will be effected by the Adviser or its affiliates only to the extent permitted by applicable law.

The Adviser and its Affiliates are major participants in the global currency, equity, commodity, fixed income, derivative and other markets. As such, the Adviser and its Affiliates are actively engaged in transactions in the same securities and other instruments in which the Fund and the Portfolio Funds may invest. The Adviser and its Affiliates are not under any obligation to share any investment opportunity, idea or strategy with the Portfolio Fund Managers. As a result, the Adviser and its Affiliates may compete with the Fund and the Portfolio Funds for appropriate investment opportunities, or engage in trading activities — for its proprietary account or on behalf of clients — that are detrimental to the trading positions of a Portfolio Fund.

The proprietary activities or portfolio strategies of the Adviser and its Affiliates or the activities or strategies used for accounts managed by the Adviser and its Affiliates for themselves or other customer accounts, could conflict with the transactions and strategies employed by a Portfolio Fund Manager and affect the prices and availability of the securities and instruments in which the Portfolio Fund Manager invests. Issuers of securities held by a Portfolio Fund Manager may have publicly or privately traded securities in which an Affiliate is an investor or makes a market. The trading activities of the Adviser and its Affiliates generally are carried out without reference to positions held directly or indirectly by the Fund or the Portfolio Funds and may have an effect on the value of the positions so held, or may result in the Adviser and its Affiliates having interests or positions adverse to that of the Fund or Portfolio Funds.

The Adviser and its Affiliates, or other funds advised by the Adviser and its Affiliates, may invest in Portfolio Funds on different terms than the Fund, and could redeem an investment in a Portfolio Fund at a time that is disadvantageous for the Portfolio Fund and the Fund.

The Fund, when the Adviser deems it appropriate, may borrow funds from affiliates of the Adviser to the extent permitted by applicable law at rates negotiated with such affiliate (which may not be the most favorable available to the Fund). Portfolio Fund Managers may also borrow from Affiliates of the Adviser, or engage in transactions with an Affiliate of the Adviser in connection with which a Portfolio Fund pledges collateral to the affiliate. In addition, in its capacity as lender or counterparty, such affiliate may take actions, such as foreclosing on collateral, which may have a material adverse effect on the Fund. The Fund will not be entitled to, and may not receive, any special consideration or forbearance by such affiliate in the exercise of such affiliate’s rights as a result of the Fund’s relationship with the Adviser.

A Portfolio Fund may purchase investments that are issued, or the subject of an underwriting or other distribution, by an Affiliate. A Portfolio Fund may invest, directly or indirectly, in the securities of companies affiliated with the Adviser and its affiliates or in which the Adviser and its affiliates have an equity or participation interest. The purchase, holding and sale of such investments by a Portfolio Fund may enhance the profitability of the Adviser and its Affiliates’ own investments in such companies.

The Adviser may invest the Fund’s cash reserve in investment funds managed or maintained by the Adviser or one or more of its affiliates, to the extent permitted by applicable law. In such event, the Fund pays any expenses and fees associated with such investment, including any fees payable to the Adviser or its Affiliates. Accordingly, the Adviser has a conflict of interest in evaluating any such investment.

Other present and future activities of the Adviser and its Affiliates may give rise to additional conflicts of interest.

The first sentence under the section entitled “Code of Ethics” is deleted and replaced with the following sentence:

The Fund, the Adviser, BIM, and each Distributor have adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act.